UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 16, 2005

(Exact Name of Registrant as specified in its charter)

Delaware	1-14987	31-1333930
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification Number)

8323 Walton Parkway

New Albany, Ohio 43054

(614) 775-3500

(Address, including zip code, and telephone number

including area code of Registrant’s

principal executive offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On February 16, 2005, Too, Inc. (the “Company”) issued a press release announcing its financial results for the fourth quarter and fiscal year ended January 29, 2005. A copy of the Company’s press release is furnished as an exhibit to this Form 8-K and is incorporated herein by reference.

The Company will also present its financial results for the fourth quarter and fiscal year ended January 29, 2005 during a conference call on February 16, 2005 at 9:00 a.m. EST, which will be broadcast via Internet webcast. Investors can listen to the call through the Company’s corporate website, www.tooinc.com.

The information contained or incorporated by reference in this Form 8-K contains various “forward–looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and other applicable securities laws. Such statements can be identified by the use of the forward-looking words “anticipate,” “estimate,” “project,” “believe,” “intend,” “expect,” “hope,” “risk,” “intend,” “could,” “pro forma,” “potential” or similar words. These statements discuss future expectations, contain projections regarding future developments, operations or financial conditions, or state other forward-looking information. These forward-looking statements involve various important risks, uncertainties and other factors that could cause the Company’s actual results for 2005 and beyond to differ materially from those expressed in the forward-looking statements. The following factors, among others, could affect the Company’s future financial performance and cause actual future results to differ materially from those expressed or implied in any forward-looking statements included in this form 8-K:

•	Changes in consumer spending patterns, consumer preferences and overall economic conditions;

•	The impact of competition and pricing;

•	Changes in weather patterns;

•	Currency and exchange risks;

•	Changes in existing or potential trade restrictions, duties, tariffs or quotas;

•	Changes in political or financial stability;

•	Changes in postal rates and charges, and paper and printing costs;

•	Availability of suitable store locations at appropriate terms;

•	Ability to develop new merchandise;

•	Ability to hire and train associates;

•	Other risks described in the Safe Harbor Statement and Business Risks sections of the Company’s Form 10-K, filed April 29, 2002, as well as other reports and filings that the Company makes with the Securities and Exchange Commission.

Future economic and industry trends that could potentially impact revenue and profitability are difficult to predict. Therefore, there can be no assurance that the forward-looking statements included in the 8-K will prove to be accurate. The inclusion of forward-looking statements should not be regarded a representation by the Company, or any other person, that the Company’s objectives will be achieved. The forward-looking statements made herein are based on information presently available to the management of the Company. The Company assumes no obligation to publicly update or revise its forward-looking statements even if experience or future changes make it clear that any projected results expressed or implied therein will not be realized.

Item 9.01. Exhibits.

(c)	Exhibits.

Exhibit No.	Description
99.1	Press Release, dated February 16, 2005, entitled “Too, Inc. Reports 32% Increase in Fourth Quarter Net Income; 42% E.P.S. Increase Targeted for First Half 2005.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOO, INC.

Date: February 16, 2005	By:	/s/ William E. May
William E. May
Executive Vice President and Chief Operating Officer (Principal Financial Officer)

EXHIBIT INDEX

Exhibit No.	Description

99.1*	Press Release, dated February 16, 2005, entitled “Too, Inc. Reports 32% Increase in Fourth Quarter Net Income; 42% E.P.S. Increase Targeted for First Half 2005.”

*	Filed with this report.